UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2025

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BioCryst Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-23186	62-1413174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4505 Emperor Blvd., Suite 200

Durham, North Carolina 27703

(Address of Principal Executive Offices) (Zip Code)

(919) 859-1302

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Chief Executive Officer

On July 25, 2025, Jon Stonehouse, President and Chief Executive Officer of BioCryst Pharmaceuticals, Inc., a Delaware corporation (the “Company”), notified the Company’s Board of Directors (the “Board”) of his intention to retire from his role as President and Chief Executive Officer of the Company, effective December 31, 2025.

Mr. Stonehouse cited no disagreement with the Board or management relating to the Company, its operations, policies, or practices, and he will continue to serve as a member of the Board following his retirement. In consideration for a release of claims in favor of the Company, Mr. Stonehouse will (i) remain eligible to receive his 2025 annual incentive plan (“AIP”) payout, subject to achievement of the applicable performance objectives, and (ii) receive subsidized continued group health coverage for up to 18 months following his retirement.

Appointment of New President and Chief Executive Officer

On July 27, 2025, the Board appointed Charlie Gayer, age 54, as the Company’s President, effective August 1, 2025, and as the Company’s Chief Executive Officer, effective January 1, 2026.

Mr. Gayer was promoted to the Company’s Chief Commercial Officer in January 2020, after joining the Company in August 2015 as Vice President of Global Strategic Marketing. Prior to joining BioCryst, Mr. Gayer held U.S. and global commercial leadership roles in competitive rare disease categories at Talecris Biotherapeutics, Inc., a biopharmaceutical company that was acquired in 2011 by Grifols, S.A., a multinational pharmaceutical and chemical manufacturer. At Talecris, he led U.S. alpha-1 antitrypsin deficiency marketing and later European sales and marketing. After Grifols acquired Talecris, he led the U.S. marketing team for the combined immune globulin portfolio of the two companies. Prior to joining Talecris, Mr. Gayer served for six years at GlaxoSmithKline in a range of professional marketing, consumer marketing and sales roles. Mr. Gayer began his career as a strategic consultant for biopharmaceutical companies and spent three years as a business analyst at Genzyme Corporation. Mr. Gayer received his B.A. in Politics from Princeton University and his M.B.A. from the Fuqua School of Business at Duke University.

In connection with his appointment as President, the Company and Mr. Gayer entered into a second amendment to his employment letter agreement, pursuant to which his annual base salary will increase to $675,000 and his 2025 target award under the AIP will equal 70% of his base salary earned during 2025 prior to August 1, 2025, plus 75% of his base salary earned from August 1, 2025 through December 31, 2025. In addition, Mr. Gayer’s 2025 annual equity awards will be granted at levels commensurate with the President and Chief Executive Officer role.

In connection with his appointment as Chief Executive Officer, which will take effect January 1, 2026, the Company and Mr. Gayer expect to enter into a new employment letter agreement to supersede his existing employment letter agreement, pursuant to which Mr. Gayer will receive an annual base salary of $775,000 and a target award under the AIP of 85% of his annual base salary. The new employment letter agreement is also expected to include the following severance benefits in the event of Mr. Gayer’s termination without cause or, following a change of control of the Company, constructive termination, subject to his execution of a release of claims: (i) two years of continued base salary payments; (ii) two times Mr. Gayer’s target incentive compensation for the year of termination, payable in equal installments over two years; and (iii) up to 12 months of subsidized continued group health coverage.

Increase of Board Size and Election of New Director

On July 27, 2025, the Board approved an increase in the size of the Board from nine to ten directors, effective January 1, 2026, and elected Mr. Gayer to fill the vacancy created by the enlargement of the Board, effective January 1, 2026. Mr. Gayer’s initial term as a director will expire at the Company’s annual meeting of stockholders in 2028.

Mr. Gayer has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor are there any such transactions currently proposed. There are no arrangements or understandings between Mr. Gayer and any other persons pursuant to which Mr. Gayer was appointed as President and Chief Executive Officer or elected as a director, and there are no family relationships between Mr. Gayer and any of the Company’s directors or executive officers. He will not initially serve on any committees of the Board.

Item 7.01. Regulation FD Disclosure.

On July 31, 2025, the Company issued a press release announcing the retirement of Mr. Stonehouse from the position of President and Chief Executive Officer, the appointment of Mr. Gayer as the Company’s new President, effective August 1, 2025, the appointment of Mr. Gayer as Chief Executive Officer, effective January 1, 2026, and the election of Mr. Gayer as a director, effective January 1, 2026. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 7.01.

The information furnished is not deemed “filed” for purposes of Section 18 of the Exchange Act, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 31, 2025 entitled “BioCryst Announces Charlie Gayer to Succeed Jon Stonehouse as Chief Executive Officer Upon his Retirement in December”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioCryst Pharmaceuticals, Inc.

Date: July 31, 2025	By:	/s/ Alane Barnes
Alane Barnes
Chief Legal Officer